Benefit Plans - Balances of Accumulated Other Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Defined Benefit Plan, Amounts Recognized in Other Comprehensive Income (Loss) [Abstract]
Prior service cost	$ 0	$ 15
Net actuarial loss	(23,618)	(22,855)
Total	(23,618)	(22,870)
Deferred taxes	(8,267)	(8,005)
Accumulated other comprehensive loss	$ (15,351)	$ (14,865)